UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2010

Quepasa Corporation
 (Exact name of registrant as specified in its charter)

Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 Datura Street, Ste. 114 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 366-1249

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K Amendment No. 1 to the Form 8-K filed on December 15, 2010 is being filed to furnish the Securities Purchase Agreement dated December 14, 2010, the Amendment to the Securities Purchase Agreement dated December 14, 2010 and the Registration Rights Agreement dated December 14, 2010.

Item 7.01                      Regulation FD Disclosure.

On December 15, 2010, Quepasa Corporation (the “Company”) issued a press release announcing that it had entered into a definitive agreement for the private placement of the Company’s common stock.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit
10.1	Form of Securities Purchase Agreement dated December 14, 2010
10.2	Form of Amendment to the Securities Purchase Agreement dated December 14, 2010
10.3	Form of Registration Rights Agreement dated December 14, 2010
99.1	Press Release dated December 15, 2010 (Previously furnished)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA CORPORATION

Date: December 16, 2010	By:	/s/ Michael Matte
Name: Michael Matte
Title: Chief Financial Officer